UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2013

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware ------------	1-10706 ----------	38-1998421 ---------------
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

(214) 462-6831
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 2.02 and 7.01	RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE

Comerica Incorporated (“Comerica”) today released its earnings for the quarter and year ended December 31, 2012. A copy of the press release and the presentation slides which will be discussed in Comerica's webcast earnings call are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information in this report (including Exhibits 99.1 and 99.2 hereto) is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1    Press Release dated January 16, 2013
99.2    Earnings Presentation Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By: /s/ Jon W. Bilstrom
Name: Jon W. Bilstrom
Title: Executive Vice President - Governance,
Regulatory Relations and Legal Affairs,
and Secretary

January 16, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 16, 2013

99.2	Earnings Presentation Slides